                                                                    EXHIBIT 10.7

                                 INDEMNITY AND
                                 -------------
                              GUARANTY AGREEMENT
                              ------------------

     THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement") made as of the ___ day of __________________, 1998, by BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Parent"), whose address is 77 West Wacker, Suite 4400, Chicago, IL 60601, Attention: Darryl W. Copeland, Jr. ("Indemnitor"), in favor of HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation ("HR"), whose address is 3310 West End Avenue, Suite 400, Nashville, TN 37203, Attention:
Roger West.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Brookdale Living Communities of California, Inc., a Delaware corporation (the "Lessee") has entered into a certain Lease Agreement (the "Lease") dated on or about the day hereof with The Atrium of San Jose LLC ("Owner") pursuant to which Owner shall lease to Lessee certain property commonly known as The Atrium at San Jose in San Jose, California.

     WHEREAS, HR, pursuant to a Loan and Participation Agreement and other related documents (collectively, the "HR Loan Documents") dated on or about the date hereof, has made a loan (the "HR Loan") to Selco Service Corporation ("SELCO") which, in turn, contributed the proceeds thereof to Owner in return for 99% of the membership interests in Owner and 100% of the issued and outstanding shares of the managing member of Owner, the proceeds of which capital contribution are to be used to acquire the Leased Property.

     WHEREAS, Indemnitor is the parent of Lessee and as such will indirectly benefit from the Lease.

     WHEREAS, HR would not have entered into the Transactions but for Indemnitor's agreement to Indemnify HR for certain acts and omissions of Lessee as set forth more particularly herein.

     NOW, THEREFORE, in consideration of the covenants contained herein, and other good and valuable consideration:

I.        Definitions. Unless otherwise defined herein, all capitalized terms
          -----------
shall have the meanings assigned to them in the Lease.

I.        Indemnity and Guaranty. Indemnitor hereby assumes liability for,
          ----------------------
hereby guarantees payment to HR of, hereby agrees to pay, protect, defend and save HR harmless from and against, and hereby indemnifies HR from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, "Costs") which may at any time be imposed upon, incurred by or awarded against HR as a result of:

A. Failure of Lessee to comply with the provisions of Section 6, Section 13(a)(i) (but only to the extent that portion of Section 13(a)(i) precedes the text "Without limiting the generality of the foregoing . . . ," Section 13(a)(iii), and Sections 34(a), (c), and (e) of the Lease;

A. Proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Leased Property, to the full extent of such proceeds not previously delivered to HR, but which, under the terms of the Lease or the HR Loan Documents, the Senior Loan Documents and the Participation Agreement should have been delivered to HR;

A. Proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Leased Property, or any of them, to the full extent of such proceeds or awards not previously delivered to HR, but which, under the terms of the Lease or the HR Loan Documents, should have been delivered to HR;

A. All tenant security deposits or other refundable deposits paid to or held by Lessee or any other person or entity in connection with leases of all or any portion of the Leased Property which are not applied in accordance with the terms of the Lease or other agreement including, without limitation the Senior Loan Documents;

A. Rent and other payments received from tenants under leases of all or any portion of the Leased Property paid more than one month in advance.

A. Rents, issues, profits and revenues of all or any portion of the Leased Property received or applicable to a period after any Event of Default under the HR Loan Documents resulting from an Event of Default by Lessor under the Lease which are not either applied to the ordinary and necessary expenses of owning and operating the Leased Property or applied in a manner permitted under the Senior Loan Documents and the Lease;

A. Damage to all or any portion of the Leased Property as a result of the intentional misconduct or gross negligence of Lessee or any of its principals, officers, or any agent or employee of such persons, or any removal of all or any portion of the Leased Property in violation of the terms of the Lease, to the full extent of the losses or damages incurred by HR on account of such damage or removal;

A. Failure by Lessee to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Leased Property to the full extent of the amount claimed by any such lien claimant; and

B. Fraud or material misrepresentation by Lessee or any of its principals, officers or general partners, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of Lessee, any member, principal, or officer of Lessee, or any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of HR on account thereof.

     This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against SELCO, Lessor, or Lessee or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the HR Loan. Indemnitor waives any right to require that an action be brought against SELCO, Lessor, or Lessee or any other person or to require that resort be had to any collateral for the HR Loan or to any balance of any deposit account or credit on the books of HR in favor of Lessee or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, SELCO, Lessor, or Lessee shall be relieved of or fail to incur any debt, obligation or liability as provided in the Lease or HR Loan Documents, Indemnitor shall nevertheless be fully liable therefor to the full extent that SELCO, Lessor, or Lessee was liable therefor, or that Indemnitor is liable therefor as set forth in this Indemnity. In the event of a default under the Lease or HR Loan Documents which is not cured within any applicable grace or cure period, HR shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the HR Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to HR in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to HR, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against SELCO, Lessor, or Lessee may be destroyed or diminished by the exercise of any such remedy.

I.        Indemnification Procedures.
          --------------------------

A. If any action shall be brought against HR based upon any of the matters for which HR is indemnified hereunder, HR shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to HR and the negotiation of any settlement; provided, however, that any failure of HR to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. In the event Indemnitor shall fail to discharge or undertake to defend HR against any claim, loss or liability for which HR is indemnified hereunder, HR may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to HR hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by HR in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. HR's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for HR.

A. Indemnitor shall not, without the prior written consent of HR: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to HR of a full and complete written release of HR (in form, scope and substance satisfactory to HR in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect HR or obligate HR to pay any sum or perform any obligation as determined by HR in its sole discretion.

A. All Costs shall be reimbursable to HR when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to HR any and all Costs within ten (10) business days after written notice from HR itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten (10) business day period, shall bear interest at the Default Interest Rate (as defined in the HR Loan Documents).

I.        Reinstatement of Obligations.  If at any time all or any part of any
          ----------------------------
payment made by Indemnitor or received by HR from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by HR, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

I.        Waivers by Indemnitor.  To the extent permitted by law and except as
          ---------------------
otherwise provided herein, Indemnitor hereby waives and agrees not to assert or take advantage of and shall not be released or exonerated as a result of:

A. Any right to require HR to proceed against SELCO, Lessor, or Lessee or any other indemnitor or guarantor or any other person or to proceed against or exhaust any security held by HR at any time or to pursue any other remedy in HR's power or under any other agreement before proceeding against Indemnitor hereunder;

A.        (Intentionally Deleted)

A. Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of HR to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

A. Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of SELCO, Lessor, or Lessee, any endorser or creditor of SELCO, Lessor, or Lessee or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by HR;

A. All rights and defenses arising out of an election of remedies by HR, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Indemnitor's rights of subrogation and reimbursement against Borrower by the operation of
Section 580d of the California Code of Civil Procedure or otherwise;

A. Any right or claim of right to cause a marshaling of the assets of Indemnitor;

A. Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

A. Any duty on the party of HR to disclose to Indemnitor any facts HR may now or hereafter know about SELCO, Lessor, or Lessee or the Leased Property, regardless of whether HR has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of SELCO, Lessor, and Lessee, of the condition of the Leased Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

A. Any lack of notice of disposition or of manner of disposition of any collateral for the HR Loan;

A. Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the HR Loan Documents;

A. Any lack of commercial reasonableness in dealing with the collateral for the HR Loan;

A. Any deficiencies in the collateral for the HR Loan or any deficiency in the ability of HR to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

A.        An assertion or claim that the automatic stay provided by 11 U.S.C.
(S)362 (arising upon the voluntary or involuntary bankruptcy proceeding of SELCO, Lessor, or Lessee) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of HR to enforce any of its rights, whether now or hereafter required, which HR may have against Indemnitor or the collateral for the HR Loan;

A. Any modifications of the HR Loan Documents or any obligation of SELCO, Lessor, or Lessee relating to the HR Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

A. Any action, occurrence, event or matter consented to by Indemnitor under Section 6(h) hereof, under any other provision hereof, or otherwise.

I.        General Provisions.
          ------------------

A.        Fully Recourse.  All of the terms and provisions of this Agreement are
          --------------
recourse obligations of Indemnitor and not restricted by any limitation on personal liability.

A.        Unsecured Obligations. Indemnitor hereby acknowledges that HR's
          ---------------------
appraisal of the Property is such that HR is not willing to accept the consequences of the inclusion of Indemnitor's indemnity set forth herein among the obligations evidenced and secured by the HR Loan Documents and that HR would not make the HR Loan but for the unsecured personal liability undertaken by Indemnitor herein.

A.        Survival. This Agreement shall be deemed to be continuing in nature
          --------
and shall remain in full force and effect and shall survive the termination of the Lease and the exercise of any remedy by HR under the HR Loan Documents even if, as a part of such remedy, the HR Loan is paid or satisfied in full, and for so long as HR has any liability or obligation under or with respect to the loan assumed by Lessor on or about the date hereof from LaSalle National Bank, as Trustee for the Registered Holders of DLJ Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-CF1 (the "Senior Loan").

A.        No Subrogation; No Recourse Against HR.   Notwithstanding the
          --------------------------------------
satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement, performance or indemnity whatsoever or any right of recourse to or with respect to SELCO, Lessor, or Lessee or the assets or property of SELCO, Lessor, or Lessee or to any collateral for the HR Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation against SELCO, Lessor, or Lessee, and Indemnitor hereby waives any rights to enforce any remedy which HR may have against SELCO, Lessor, or Lessee and any right to participate in any collateral for the HR Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of SELCO, Lessor, or Lessee now or hereafter owed to Indemnitor to all indebtedness of SELCO, Lessor, or Lessee to HR, and agrees with HR that Indemnitor shall not demand or accept any payment of principal or interest from SELCO, Lessor, or Lessee, shall not claim any offset or other reduction of Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the HR Loan. Further, Indemnitor shall not have any right of recourse against HR by reason of any action HR may take or omit to take under the provisions of this Agreement or under the provisions of any of the HR Loan Documents or the Lease.

A.        Financial Statements.  Indemnitor hereby agrees, as a material
          --------------------
inducement to HR to grant its consent as contemplated hereby, to furnish to HR promptly upon demand by HR current and dated financial statements detailing the assets and liabilities of Indemnitor certified by Indemnitor, in form and reasonably substance acceptable to HR. Indemnitor hereby warrants and represents unto HR that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to HR with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.

A.        Rights Cumulative; Payments. HR's rights under this Agreement shall be
          ---------------------------
in addition to all rights of HR under the HR Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT SELCO'S OBLIGATIONS AND LIABILITIES UNDER THE HR LOAN DOCUMENTS.

A.        No Limitation on Liability. Indemnitor hereby consents and agrees that
          --------------------------
HR may, at any time and from time to time without further consent from Indemnitor, do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the HR Loan Documents;
(ii) any sale, assignment or foreclosure of the HR Loan Documents or any sale or transfer of the Leased Property; (iii) any change in the composition of SELCO, Lessor, or Lessee, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Lessee; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by SELCO, Lessor, or Lessee in any of the HR Loan Documents or the Lease; (v) the release of SELCO, Lessor, or Lessee or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the HR Loan Documents or the Lease by operation of law, HR's voluntary act or otherwise;
(vi) the release, substitution or subordination in whole or in part of any security for the HR Loan; (vii) HR's failure to record or to file any financing statement (or HR's improper recording or filing) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the HR Loan or the Lease; (viii) the modification of the terms of any one or more of the HR Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which HR shall take or fail to take in connection with the HR Loan Documents or the Lease, or any collateral for the HR Loan, the Lease, nor any course or dealing with SELCO, Lessor, Lessee, or any other person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against HR. Nothing contained in this Section shall be construed to require HR to take or refrain from taking any action referred to herein.

A.        Entire Agreement; Amendment; Severability. This Agreement contains the
          -----------------------------------------
entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

A.        Governing Law; Binding Effect; Waiver of Acceptance. This Agreement
          ---------------------------------------------------
shall be governed by and construed in accordance with the laws of the State of Tennessee, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of HR and the officers, directors, shareholders, servicers, agent and employees of HR and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement except to the successor of all or substantially all of the assets of Indemnitor without the prior written consent of HR, which consent may be withheld by HR in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by HR, and this Agreement shall immediately be binding upon Indemnitor.

A.        Notice.  All notices, demands, requests or other communications to be
          ------
sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

        If to Parent:    Brookdale Living Communities, Inc.
                         77 West Wacker, Suite 4400
                         Chicago, IL  60601
                         Attn:  Darryl W. Copeland, Jr.

        With a copy to:  Robert J. Rudnik
                         Brookdale Living Communities, Inc.
                         77 West Wacker, Suite 4400
                         Chicago, IL  60601

        and              Douglas E. Wambach
                         Burke, Warren, MacKay & Serritella, P.C.
                         22nd Floor, IBM Plaza
                         330 North Wabash Avenue
                         Chicago, IL  60611

        If to HR:        Healthcare Realty Trust Incorporated
                         3310 West End Avenue, Suite 400
                         Nashville, TN  37203
                         Attn:  Roger West

        With a copy to:  Richard D. Bird
                         Baker, Donelson, Bearman & Caldwell
                         1700 Nashville City Center
                         511 Union Street
                         Nashville, TN  37219

A.        No Waiver; Time of Essence; Business Day.   The failure of any party
          ----------------------------------------
hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Chicago, Illinois are authorized by law to be closed.

A.        Captions for Convenience. The captions and headings of the sections
          ------------------------
and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

A.        Attorneys' Fees.  In the event it is necessary for HR to retain the
          ---------------
services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to HR any and all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by HR as a result thereof and such costs, fees and expenses shall be included in Costs. In the event of any dispute hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees in connection therewith, in addition to any relief granted.

A.        Successive Actions.  A separate right of action hereunder shall arise
          ------------------
each time HR acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

A.        Reliance. HR would not grant its consent contemplated hereby without
          --------
this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, HR has agreed to give its consent and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

A.             SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
               ------------------------------------------------

        (1) INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF DELAWARE OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN WILMINGTON, DELAWARE, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT INDEMNITOR WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF HR TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 6(k) HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

        (2) INDEMNITEE AND INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OR HR OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH HR OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

A.             Waiver by Indemnitor. Indemnitor covenants and agrees that, upon
               --------------------
the commencement of a voluntary or involuntary bankruptcy proceeding by or against SELCO, Lessor, or Lessee, Indemnitor shall not seek or cause SELCO, Lessor, or Lessee or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. (S)105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of HR to enforce any rights of HR against Indemnitor or the collateral for the HR Loan by virtue of this Agreement or otherwise.


                         [Signature on following page]

     IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first above written.


                                      BROOKDALE LIVING COMMUNITIES, INC.,
                                      a Delaware corporation


                                      By:
                                      Name:
                                      Title: